Note 9 - Rehabilitation Provisions - Movements in Rehabilitation Provisions (Details) - Provision for decommissioning, restoration and rehabilitation costs [member] - CAD ($) $ in Thousands	12 Months Ended
	Nov. 30, 2022	Nov. 30, 2021
Statement Line Items [Line Items]
Balance at the beginning of year	$ 900	$ 816
Accretion	19	4
Change in estimate	(145)	83
Foreign currency translation adjustments	17	(3)
Total	$ 791	$ 900